                                  RISK FACTORS

          StorMedia Incorporated ("The Company") periodically makes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors including those set forth in the following risk factors and other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission (the "Commission"). In evaluating the Company and its business, prospective investors should carefully consider the following factors in addition to the other information presented in the Company's reports periodically filed with the Commission.

          Uncertainties Associated with Supply Agreement with Maxtor; Dependence on a Limited Number of Customers. During 1995 and the six months ended June 28, 1996, the Company sold its disks primarily to Seagate and Maxtor Corporation ("Maxtor"), with sales to Maxtor representing 45% and 36%, of net sales during the periods, respectively . Aggregate shipments to Seagate and Maxtor in 1993,1994,1995 and the first six months of 1996 represented 52%, 91%, 99% and 97%, respectively, of net sales. In November 1995, the Company entered into a multi-year Supply Agreement with Maxtor (the "Maxtor Supply Agreement") pursuant to which Maxtor agreed to purchase specified volumes over a four-year period. In June 1996, Maxtor notified the Company that it did not intend to purchase the full committed volumes required by the Maxtor Supply Agreement. Maxtor subsequently notified the Company that it does not intend to purchase the quantities of disks required by the Maxtor Supply Agreement during the third quarter of 1996. As a consequence, the Company has reduced its work force in its Santa Clara, California facility and taken other steps to reduce its costs in Singapore and in the United States. The Company expects Maxtor's failure to purchase committed volumes to negatively impact its 1996 results of operation at least in the third quarter of 1996. There can be no assurance that Maxtor will comply with its purchase obligations under the Maxtor Supply Agreement in the future. The Company is seeking additional customers, to utilize the manufacturing capacity in which it has been manufacturing products for Maxtor. While the Company expects Seagate to take a portion of this capacity, the Company will have excess manufacturing capacity as it seeks to qualify its products in new and existing customers' product programs. This is a costly and time consuming process and, there can be no assurnace that the Company will successfully find new customers or qualify it product in these product programs on a timely basis.

          Given the relatively small number of independent performance disk drive manufacturers, the Company's dependence on a few customers will continue in the future. The Company's existing and several of its potential customers are expanding their ability to produce thin film disks internally and, as a result of this expansion or other factors, could reduce the level of purchases or cease purchasing from the Company, could sell thin film disks in competition with the Company or might not sustain or increase their level of orders as the Company increases its capacity. The loss of one or more of the Company's current customers, or a significant reduction in the level of orders for any reason would materially adversely affect the Company's business, operating results and financial condition. Additionally, due to the lengthy product.

qualification process, any change in customers or product mix could have a material adverse effect on the Company's business, results of operations and financial condition during any such transition. Consequently, the loss of one or more of the Company's customers or potential customers through consolidations, adverse financial or market circumstances or otherwise, would have a material adverse effect on the Company's business, results of operations and financial condition.

         Specifically, Seagate currently produces a portion of its own thin film disk requirements internally and historically has produced a majority of its requirements. Seagate's expressed corporate strategy is to significantly increase its internal capacity to manufacture disks through construction of a 160,000 square foot disk manufacturing facility in Singapore targeted for completion in mid-1996. In February 1996, Seagate also completed its merger with Conner Peripherals, Inc. ("Conner") and acquired Conner's internal disk production capacity, which supplied substantially all of Conner's disk requirements. In addition, prior to the merger, Conner had stated its intention to double its internal disk capacity through a newly established facility in Singapore. This facility has begun producing disks and is expected to be completed in 1997. Seagate's increased internal disk manufacturing capacity as described above may reduce Seagate's disk needs from external suppliers. If Seagate were to reduce the level of orders from the Company as a result of the expansion of its internal disk production, an acquisition of, or the establishment of a strategic relationship with, another disk supplier or otherwise, or if Seagate were to begin selling disks in competition with the Company, the Company's business, results of operations and financial condition would be materially adversely affected.

          Maxtor was recently acquired by Hyundai Electronics Industries, Co. Ltd. ("Hyundai"). Hyundai recently announced its intention to develop and manufacture disks for use in Maxtor disk drives, supplementing Maxtor's current suppliers base. These factors could negatively impact qualities of the Company products purchased by Maxtor in the future. Accordingly, in addition to the expected shortfall in purchases by Maxtor during the third quarter of 1996, there can be no assurance that Maxtor will order disks in sufficient quantity to meet its contractual obligations with the Company.

          Consolidation Within the Disk Drive Industry. Consolidation within the disk drive industry has reduced the number of potential customers to whom the Company could market its products. In addition to the Seagate acquisition of Conner, Quantum Corporation ("Quantum") recently announced its intention to close all of its manufacturing operations in the United States and overseas and to transfer all manufacturing production to Matsushita Kotobuki Electronics of Japan ("MKE"), its long-term contract manufacturing partner. While Quantum was a customer of the Company in 1994, MKE has never been a significant customer of the Company. Additionally, Maxtor was recently acquired by Hyundai which has announced its intention to manufacture disks for Maxtor disk drives internally. Given the relatively small number of independent hard disk drive manufacturers who require an independent source of thin film disks, as well as the consolidations and changes which have occurred and are continuing to occur in the industry, there can be no assurance that the Company's efforts to diversify its customer base will be successful. If they are not successful, the Company will continue to be dependent on a relatively limited number of customers, the loss of, or the reduction in orders by, any one of which could have a material adverse effect on the Company's business, results of operations and financial condition.

         Uncertainties Associated with Supply Agreement with Seagate. In June 1995, the Company entered into a Supply Agreement with Seagate (the "Seagate Supply Agreement,") pursuant to which the Company has established the Dedicated Facility in Singapore to manufacture disks for Seagate. The Company has expended significant financial and management resources to construct and begin operations at such facility. While Seagate will be required to purchase the disks manufactured at the Dedicated Facility through March 31, 1999, each of the products manufactured at the Dedicated Facility must be qualified by Seagate before products can be delivered to Seagate. To date, the Company has qualified two lines in the Dedicated Facility. Additionally, there is no requirement that Seagate's purchases from the Dedicated Facility must be in addition to the level of purchases presently being made by Seagate from the Company's other facilities and the favorable pricing provisions of the Seagate Supply Agreement would incentivize Seagate to shift its purchases to the Dedicated Facility. Seagate is presently the Company's largest customer. To the extent that Seagate shifts the manufacture of its current level of purchase orders to the Dedicated Facility from the Company's other facilities, particularly as it increases its own internal disk manufacturing capacity, the Seagate Supply Agreement and Dedicated Facility may not result in increased sales to Seagate and could, absent additional orders from other customers, result in significant excess capacity for the Company with resulting adverse impacts on the Company's results of operations. See "--Variability in Gross Margins and Operating Results."



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          Variability in Gross Margins and Operating Results. The Company's
gross margins have fluctuated and will continue to fluctuate quarterly and annually based upon a variety of factors such as the level of utilization of the Company's production capacity, changes in product mix, average selling prices, demand or manufacturing yields, increases in production and engineering costs associated with initial production of new programs, changes in the cost of or limitations on availability of materials and labor shortages. During 1995 and the first half of 1996, the Company reported a gross margin of 27% and 28%, respectively. The Company expects its gross margins to decline during the third quarter of 1996 due to the expected reduction in sales to Maxtor and the resulting under utilization of production capacity. Additionally, the purchase price of disks under the Seagate Supply Agreement is calculated based upon a pricing formula which results in gross margins that are generally lower than the gross margins experienced by the Company in the first half of 1996. Accordingly, to the extent the Dedicated Facility becomes fully operational in the third quarter of 1996, the Company's overall gross margins are likely to decline. This adverse impact will be exacerbated to the extent that Seagate shifts its purchase orders to the Dedicated Facility from the Company's other facilities rather than increases its level of purchases from the Company.

         Generally, new products have higher average selling prices than more mature products. Therefore, the Company's ability to introduce new products in a timely fashion is an important factor in its ability to maintain gross and operating margins. Moreover, manufacturing yields and production capacity utilization impact the Company's gross margins. New products often initially have lower manufacturing yields and generally are initially produced in lower quantities than more mature products. Manufacturing yields generally improve as the product matures and production volumes increase. The Company expects that a substantial portion of its shipments in the third quarter of 1996 will be of new products. Manufacturing yields also vary depending on the complexity and uniqueness of product specifications. Because the thin film disk industry is capital intensive and requires a high level of fixed costs, gross margins are also extremely sensitive to changes in volume. Assuming fixed product prices, small variations in manufacturing yields and productivity generally have a significant impact on gross margins. Additionally, decreasing demand for the Company's products generally results in reduced average selling prices and low capacity utilization which, in turn, adversely affects gross margins and operating results. The Company's business is also characterized by short term orders and shipment schedules which typically can be modified or rescheduled without significant penalty to the customer. Due to the absence of substantial noncancellable backlog, the Company typically plans its production and inventory based on forecasts of customer demands, which often fluctuate substantially. These factors have caused and will continue to cause fluctuations in the Company's gross margins and results of operations. See "--Uncertainties Associated with Supply Agreement with Maxtor; Dependence on a Limited Number of Customers.''

         Dependence on Intensely Competitive Hard Disk Drive Industry; Risk of Excess Industry Capacity. The demand for the Company's thin film disks depends solely upon the demand for hard disk drives. This market is characterized by short product life cycles and rapid technological change and has experienced large fluctuations in product demand. The disk drive industry also has been characterized by periods of oversupply, reductions in customer forecasts, price erosion, and reduced production levels. The effect of these cycles on suppliers, including thin film disk manufacturers, has been magnified by hard disk drive manufacturers' practice of ordering components in excess of their needs during periods of rapid growth, which increases the severity of the drop in the demand for components during periods of contraction. A decline in demand for hard disk drives would have a material adverse effect on the Company's business, operating results and financial condition.

         The effect of these cycles may be magnified by increased disk production capacity. The Company's principal customers and many of its competitors and potential customers are currently engaged in substantial efforts to increase disk manufacturing capacity in light of the apparent imbalance between current levels of demand for disks and existing industry capacity. These efforts should result in significant additional capacity in the industry over the next six to 18 months. To the extent these efforts result in industry capacity in excess of levels of demand, the Company



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could experience increased levels of competition which could materially adversely impact the Company's business, results of operations, and financial condition. In addition, in the event of an oversupply of disks, customers who have developed an internal supply of disks are likely to utilize their internal capacity prior to purchasing disks from independent suppliers such as the Company.

         Rapid Technological Change. The thin film disk industry is characterized by rapid technological change, short product life cycles, and price erosion. Product lives are typically six to twelve months in duration. Although the Company is continually developing new products and production techniques, there can be no assurance that the Company will be able to anticipate technological advances and develop products incorporating such advances in a timely manner or to compete effectively against competitors' new products. In addition, there can be no assurance that the Company's new products can be produced in full volume at reasonable yields or that the Company will develop new products or processes which ultimately are adopted by the industry. The Company's operating results and financial condition could be materially adversely affected if these efforts are not successful or if the technologies that the Company has chosen not to develop prove to be competitive alternatives. See "--Variability in Gross Margins and Operating Research."

         Rapid Changes in Customer and Product Mix. Due to the rapid and frequent development of new disk drive products, it is common in the industry for the relative mix of customers and products to change rapidly, even from quarter to quarter. For example, in the first quarter of 1995 sales to Seagate and Maxtor represented approximately 41% and 55% of net sales, respectively, while in the second quarter of 1995 sales to Seagate and Maxtor represented approximately 68% and 31% of net sales, respectively. In addition, in the fourth quarter of 1995 and the first and second quarter of 1996, 3%, 15% and 8%, respectively, of the Company's unit sales were of 2 1/2 inch disks. At any one time the Company typically supplies disks in volume for only five to ten disk drive products, with the mix of such products shifting continually. While the Company has entered into supply agreements with its two largest customers, Maxtor has notified the Company that it does not intend to purchase the quantities of disks required by the Maxtor Supply Agreement during the third quarter of 1996 and there can be no assurance that Seagate will purchase the quantities required by the Seagate Supply agreement, or that Seagate will place orders in excess of the minimums required in such supply agreements. The Company expects Maxtor's failure to purchase committed volumes to negatively impact its results of operations at least in the third quarter of 1996. Alternatively, in the event the Company cannot fulfill the requirements of the Seagate Supply Agreement or the Maxtor Supply Agreement, Seagate and Maxtor, respectively, can elect to terminate such agreements. Termination of either the Seagate Supply Agreement or the Maxtor Supply Agreement or an additional significant reduction in the level of orders by either Seagate or Maxtor could materially adversely affect the Company's business, operating results and financial condition.

         Disk drive manufacturers demand a variety of thin film disks with differing design, performance and cost characteristics. Thin film disk suppliers, such as the Company, are required to work closely with such manufacturers in order to develop products that will be used in the manufacturers' designs. Thin film disk suppliers seek to have their products "designed in" to a particular disk drive and to be qualified as a primary supplier for new programs. The design-in process is ongoing and frequent and the Company must compete for participation in each product program including those of existing customers. In the event the Company's products do not become designed into a particular disk drive program on a timely basis, the Company could be excluded as a supplier of disks for such program entirely or could become a secondary source of supply for such program, which typically results in lower sales and lower gross margins. Consistent inability to become designed into a disk drive program would have a material adverse effect on the Company's results of operations.

         Intense Competition. The disk drive industry and thin film disk industry are both characterized by intense competition. The Company's primary competitors are Komag Incorporated, HMT Technology Corporation, Akashic Memories Corporation, Showa Denko K.K., Mitsubishi Kasei Corporation and Fuji Electric Company Ltd. among independent disk manufacturers. With respect to disks based on glass/ceramic substrates, the Company's principal



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
competitor is Hoya Corp. Most of these companies have significantly greater financial, technical and marketing resources than the Company. IBM and several disk drive manufacturers, including Seagate and Western Digital, currently produce thin film disks internally for their own use. Seagate's expressed corporate strategy is to be a vertically integrated disk drive manufacturer and to pursue sales to third parties of its disk drive components. Hyundai recently announced its intention to develop and manufacture disks for use in Maxtor disk drives. supplementing Maxtor's current supplier base. These companies could increase their internal production to supply their requirements and cease purchasing from independent disk suppliers. Moreover, these companies could make their products available for distribution in the market as direct competitors of the Company. Additionally, other disk drive manufacturers, such as Quantum, may decide to produce disks for internal use. Any of these changes would reduce the already small number of current and potential customers and increase competition for the remaining market. Such competition could materially adversely affect the Company's business and results of operations. In addition, because of the limited number of potential customers in the disk drive industry, the loss of one or more of its customers through consolidations, adverse financial circumstances or otherwise could have a material adverse effect on the Company's business, results of operations and financial condition. See "--Uncertainties Associated with Supply Agreement with Maxtor; Dependence on a Limited Number of Customers" and "Consolidation Within the Disk Drive Industry."

         Dependence on Suppliers. The Company relies on a limited number of suppliers and, in some cases, a sole supplier, for certain materials used in its manufacturing processes, including glass/ceramic substrates, texturizers, plating chemicals, tapes, slurries, certifier heads, sputter targets and certain other materials. In addition, the Company relies on a single source to build and supply some portions of its customized sputtering equipment. In the past, the Company has had to provide financial assistance to equipment vendors in order to maintain sources for such equipment. Shortages may occur in the future or supplies could be available only with lead times of approximately three to six months. Changing suppliers for certain materials such as the lube or buffing tape used in the Company's products would require that the product be requalified with each customer. Requalification could prevent early design-in wins or could prevent or delay continued participation in disk drive programs into which the Company's products have been qualified. In addition, long lead times of three to six months are required to obtain many materials. Regardless of whether these materials are available from established or new sources of supply, these lead times could impede the Company's ability to respond quickly to changes in demand. Any limitations on the supply of components, materials or equipment could disrupt or limit the Company's production volume and could have a material adverse effect on the Company's business, results of operations and financial condition. Further, a significant increase in the price of one or more of these components could adversely affect the Company's results of operations.

         Risks Associated With New Substrate Facility. The Company has begun establishing a substrate manufacturing operation in Singapore. This facility requires the expenditure of significant financial and management resources. In addition to the usual risks of establishing a new manufacturing facility, such as the completion of the buildings, installation of equipment, implementation of systems, procedures and controls and the hiring and training of qualified personnel, there are unique risks associated with this facility. First, the Company is vertically expanding its business to include the process of grinding aluminum blanks which occurs prior to the nickel plating process. While the Company believes it has the expertise to establish this process, this will be the Company's first substrate facility and there can be no assurance that it will be completed in a timely, cost-effective manner or that it will produce high quality and low cost aluminum substrates. Second, the facility is being established in Singapore and will be the first facility of this type in Singapore. Manufacturing and other problems which occur in connection with the commencement and expansion of operations at this facility could materially adversely affect the Company's results of operations and financial condition.

         Future Capital Needs. The Company believes that in order to achieve its expansion objectives, it will need significant additional financial resources over the next several years for capital expenditures, working capital and



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research and development. The Company expects to spend approximately $85 million on capital expenditures during 1996 for expansion of its facilities including investments in the Dedicated Facility, the Substrate Facility and other capital expenditures. The Company believes it will be able to fund these expenditures from a combination of debt financing, existing cash balances and cash from operations. If the Company decides to expand its facilities further or sooner than presently contemplated or requires capital for other purposes, it will require additional debt or equity financing. There can be no assurance that such additional funds will be available to the Company or, if available, will be available on favorable terms. If the Company is unable to obtain sufficient capital, it could be required to curtail its capital equipment, working capital and research and development expenditures which could adversely affect the Company's future years' operations and competitive position. Conversely, overexpansion due to the failure to accurately predict future demand for its products could have a material adverse effect on the Company's future operating results and could cause fluctuations in the Company's results of operations.

         Dependence on Personnel. The Company's future operating results depend in significant part upon the continued contributions of its officers and personnel, many of whom would be difficult to replace. At present the Company does not have employment agreements with any employee. The Company maintains a $4.0 million key person life insurance policy (with $3.0 million of proceeds payable to the Company) on the life of its Chairman of the Board and Chief Executive Officer, William J. Almon, but not on the lives of other key persons. The loss of any of its officers or other key personnel could have a material adverse effect on the business, financial condition and results of operations of the Company. In addition, the production of thin film disks requires employees skilled in highly technical and precise production processes with expertise specific to thin film disk production. The Company's future operating results depend in part upon its ability to attract, train, retain and motivate other qualified management, technical, manufacturing, sales and support personnel for its operations both in California and in Singapore. Competition for such personnel is intense, especially since many of the Company's competitors are located near the Company's facilities in Santa Clara, California. There can be no assurance that the Company will be successful in attracting or retaining such personnel. Hiring qualified personnel in Singapore is made more difficult because Singapore has substantially full employment at the present time and because the Company was the first manufacturer of thin film disks and will be the first manufacturer of substrates with operations in Singapore. The loss of the services of existing personnel as well as the failure to recruit, train and retain additional personnel in a timely manner could have a material adverse effect on the Company's business, results of operations and financial condition.

         Intellectual Property and Proprietary Rights. The Company regards elements of its manufacturing process, product design and equipment as proprietary and seeks to protect its proprietary rights through a combination of employee and third party non-disclosure agreements, internal procedures and, increasingly, patent protection. The Company has had four U.S. patents issued to it has an additional application allowed and has twelve additional patent applications (five of which are provisional applications) pending in the United States. The Company intends to file additional U.S. applications as appropriate for patents covering its products and manufacturing processes. There can be no assurance that patents will be issued with respect to any of the Company's allowed patent applications, that patents will be issued or be allowed with respect to any of the Company's other pending applications, or that claims allowed on any existing or future patents will be sufficiently broad to protect the Company's technology. There can also be no assurance that any patents now or hereafter held by the Company will not be challenged, invalidated or circumvented, or that the rights granted thereunder will provide proprietary protection to the Company. In addition, the laws of certain foreign countries may not protect the Company's proprietary rights to the same extent as do the laws of the United States. Although the Company continues to implement protective measures and intends to defend its proprietary rights, there can be no assurance that these measures will be successful. The Company believes, however, that, because of the rapid pace of technological change in the disk and disk drive industries, the legal



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
protections for its products are less significant factors in the Company's success than the innovative skills, experience and technical competence of its employees.

         The Company has from time to time been notified of, or has otherwise been made aware of, claims that it may be infringing upon patents or other proprietary intellectual property owned by others. If it appears necessary or desirable, the Company may seek licenses under such patents or proprietary intellectual property. Although patent holders commonly offer such licenses, no assurance can be given that licenses under such patents or proprietary intellectual property will be offered or that the terms of any offered licenses will be acceptable to the Company. The Company has been contacted by IBM concerning the Company's interest in licensing a patent. Based upon an opinion of its patent counsel, the Company believes that no license is required because the Company does not believe that it is practicing any invention covered by the IBM patent. There can be no assurance, however, that IBM will not pursue its claim. The Company is also aware of a settlement agreement between Virgle L. Hedgcoth and Mitsubishi Kasei Corporation regarding certain disk preparation techniques allegedly patented by Mr. Hedgcoth (the "Hedgcoth Patents"). These disk preparation techniques are used by most disk manufacturers, including the Company. The Company believes that the Hedgcoth Patents are not valid because of prior commercial activities by other companies utilizing the technology covered. However, should Mr. Hedgcoth prevail in such litigation and elect to pursue the Company, the Company would be forced to either litigate any infringement claims, execute a license, if available, or design around the patents, which the Company believes is possible. The failure to obtain a key patent license or a license to key proprietary intellectual property from a third party could cause the Company to incur substantial liabilities and possibly to suspend the manufacture of the products utilizing the patented or proprietary invention either of which could have a material adverse effect on the Company's business, results of operations and financial condition.

         Environmental Issues. The Company's operations and manufacturing processes are subject to certain federal, state, local and foreign environmental protection laws and regulations. These laws and regulations relate to the Company's use, handing, storage, discharge and disposal of certain hazardous materials and wastes, the pre-treatment and discharge of process waste waters, and the control of process air pollutants. The Company has from time to time been notified of minor violations concerning its waste water discharge permits, air quality regulations and hazardous material regulations. The Company has implemented corrective action plans to remedy these violations and has put in place procedures to effectuate continued compliance with these laws and regulations. The Company has also initiated safety programs and training of personnel on safe storage and handling of hazardous materials and wastes. The Company believes that it is in compliance in all material respects with applicable environmental regulations and does not anticipate any material capital expenditures for environmental related matters. Environmental laws and regulations, however, may become more stringent over time and there can be no assurances that the Company's failure to comply with either present or future regulations would not subject the Company to significant compliance expenses, production suspensions or delay, restrictions on expansion at its present locations or the acquisition of costly equipment.

         The Company's Santa Clara, California facility is located near major earthquake faults. Disruption of operations at any of the Company's production facilities for any reason, including work stoppages or natural disasters such as fire, floods or earthquakes, would cause delays in or an interruption of production and shipment of products and would negatively affect the Company's business, results of operations and financial condition.

         Risks of International Sales and Manufacturing. In 1995 and in the first half of 1996, international sales (sales delivered to customers in the Far East, including foreign subsidiaries of domestic companies) accounted for over 95% of the Company's net sales, and the Company anticipates that international sales will continue to represent the substantial majority of its net sales. Accordingly, the Company's operating results are subject to the risks inherent in international sales, including compliance with or changes in the law and regulatory requirements of foreign jurisdictions, fluctuations in exchange rates, tariffs or other barriers, exposure to taxes in multiple jurisdictions and transportation delays and interruptions. Although presently all of the Company's sales are made in U.S. dollars, including sales from its Singapore facility, a portion of the Company's expenses must be paid in Singapore dollars. Future international sales may be denominated in foreign currencies. Gains and losses on the conversion to U.S. dollars of accounts receivable and accounts payable arising from international operations may contribute to fluctuations in the Company's results of operations. Additionally, the Company's international business may be materially adversely affected by fluctuations in currency exchange rates, increases in duty rates, exchange or price controls or other restrictions on foreign currencies and difficulties in obtaining export licenses. Moreover, the Company's efforts to expand its manufacturing operations are concentrated in Singapore. This expansion requires the Company to implement and monitor new systems, procedures and controls and to attract, train, motivate and manage qualified employees effectively. These risks are exacerbated by the distance of the Singapore facilities from the Company's California headquarters, the fact that the Company was the first thin film disk manufacturer and will be the first substrate manufacturer with a facility in Singapore and the fact that Singapore has substantially full employment. These risks will increase as production increases at the Singapore facilities. Due to the anticipated expansion of the Company's manufacturing operations in Singapore, the impact of the foregoing factors on the Company's business, results of operations and financial condition could be material and adverse.

         Volatility of Stock Price. The trading price of the Company's Class A Common Stock has been volatile since the Company's initial public offering in May 1995 and has been and is likely to continue to be subject to wide fluctuations in response to a variety of factors, including quarterly variations in operating results, volume purchase agreements, announcements of new facilities, new customers, consolidations in the industry, technological innovations or new products by the Company or its competitors, developments in patents or other intellectual property rights, general conditions in the computer industry, revised earnings estimates, comments or recommendations issued by analysts who follow the Company, its competitors or the disk drive industry and general economic and market conditions. In addition, it is possible that in some future period the Company's operating results may be below the expectations of public market analysts and investors. In such event, the price of the Company's Class A Common Stock could be materially adversely affected. Additionally, the stock market in general, and the market for technology stocks in particular, have experienced extreme price volatility in recent years. Volatility in price and volume has had a substantial effect on the market prices of many technology companies for reasons unrelated or disproportionate to the operating performance of such companies. These broad market fluctuations could have a significant impact on the market price of the Class A Common Stock.



                                      -12-